Exhibit 10.2

NATDOCS\62611138\V-5 TRANSITION SERVICES AND PRODUCTS AGREEMENT This Transition Services and Products Agreement (this “Agreement”), dated as of __________, 2022 (the “Effective Date”), is made by and between The Flowr Corporation (“Flowr”), RPK Biopharma Unipessoal, Lda. (“OpCo”), and Akanda Corp. (“Akanda”) WHEREAS, pursuant to a share purchase agreement dated April 20, 2022 (the “Purchase Agreement”), among the Akanda, Cannahealth Limited (“Purchaser”) and Holigen Holdings Limited, the Purchaser has agreed to purchase and the Vendor has agreed to sell, all of the issued and outstanding shares of Holigen Limited (the “Company”), an entity which holds all of the issued and outstanding shares of OpCo; and WHEREAS, in connection with the Purchase Agreement, Akanda desires Flowr, and Flowr is willing, to provide certain transition services and products to OpCo and Akanda during the Transition Period (as defined in Section 1.1 hereof), as applicable, on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the agreements and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: ARTICLE 1 DEFINITIONS Section 1.1 Definitions. All capitalized terms and the word “including” in this Agreement (whether used in the singular or the plural) shall have the meanings as set forth in the Purchase Agreement. In addition, the following terms as used in this Agreement, whether used in the singular or the plural, shall have the meanings as set forth in this Article 1. References to “Articles”, “Sections” and “subsections” in this Agreement shall be to Articles, Sections and subsections respectively, of this Agreement unless otherwise specifically provided. “Agreement” shall have the meaning specified in the introductory paragraph to this Agreement. “Akanda” shall have the meaning specified in the introductory paragraph to this Agreement. “Company” shall have the meaning specified in the recitals to this Agreement. “Effective Date” shall have the meaning specified in the introductory paragraph to this Agreement. “Flowr” shall have the meaning specified in the introductory paragraph to this Agreement. “Losses” shall have the meaning specified in Section 4.1. “OpCo” shall have the meaning specified in the introductory paragraph to this Agreement. “Purchase Agreement” shall have the meaning specified in the recitals to this Agreement. “Purchaser” shall have the meaning specified in the recitals to this Agreement. “Term” shall have the meaning specified in Section 5.1. “Transition Period” shall mean the period commencing on the date hereof and ending on the date that is ninety (90) days from the date hereof, unless otherwise extended by mutual written consent of the parties to this Agreement.

- 10 - NATDOCS\62611138\V-5 “Transition Services” shall have the meaning specified in Section 2.1. ARTICLE 2 TRANSITION SERVICES Section 2.1 Transition Services of Corporation. Subject to the terms and conditions of this Agreement, during the Transition Period, OpCo and Akanda hereby retain Flowr to provide, and Flowr, hereby agrees to provide (or cause an Affiliate to provide, as appliable) OpCo and Akanda, with certain transition services and products as more specifically set forth in Schedule 2.1 attached hereto and made a part hereof (collectively, the “Transition Services”). Section 2.2 Purpose of Transition Services. The purpose of this Agreement is to enable Akanda and OpCo to receive the Transition Services on a transitional basis in order to: (i) enable OpCo to continue to run its Business during the Transition Period in substantially the same manner as at the Closing Date; and (ii) assist in an orderly and efficient transfer of the Company to the Purchaser following Closing during the Transition Period. Section 2.3 Compliance with Laws. All parties shall, and, if applicable, shall cause their respective employees to, comply with all provincial, state, federal, local and foreign laws, regulations and orders which may be applicable to the Transition Services. Section 2.4 Quality Control. Flowr shall ensure that the Transition Services are provided commensurate with the standard of care, and as applicable in accordance with Law as in effect at the time such services are rendered, as used by Flowr in the performance of the same or similar functions for itself for the twelve (12) month period immediately preceding the Effective Date. ARTICLE 3 FEES AND PAYMENT Section 3.1 Fees for Transition Services. Other than as set out in Schedule 2.1, there will be no fees payable by the OpCo or Akanda to Flowr for the Transition Services, it being acknowledged by Flowr that its consideration for providing the Transition Services is Akanda and the Purchaser proceeding with Closing. ARTICLE 4 INDEMNITIES Section 4.1 OpCo shall protect, defend, indemnify and hold harmless Flowr and its Affiliates from any and all claims, actions, causes of action, liabilities, losses, costs, damages or expenses, including reasonable attorneys’ fees (“Losses”), which directly or indirectly arise out of or relate to the Transition Services provided hereunder, unless such Losses result from the gross negligence or willful misconduct of Flowr in the performance of its obligations under this Agreement. Section 4.2 Flowr shall protect, defend, indemnify and hold harmless OpCo and its Affiliates from any and all Losses, which directly or indirectly arise out of or relate , directly or indirectly, to the Transition Services or any breach of this Agreement by Flowr (including, for certainty, any failure to provide or perform the Transition Services), unless such Losses result from the gross negligence or willful misconduct of OpCo. Section 4.3 The indemnified party(ies) agrees to give the indemnifying party: (i) prompt written notice of any claims made for which the indemnified party(ies) knows or reasonably should

- 11 - NATDOCS\62611138\V-5 know the indemnifying party reasonably may be liable under the foregoing indemnification; and (ii) the opportunity to defend, negotiate, and settle such claims. The indemnified party(ies) shall provide the indemnifying party with all information in its possession, all authority and all assistance necessary to enable the indemnifying party to carry on the defense of such suit; provided, however, that the indemnified party(ies) reserves the right to retain its own counsel to defend itself in such suit. Section 4.4 No party(ies) shall be responsible to or bound by any settlement made by the other party(ies) without the prior written consent of all applicable parties. Section 4.5 NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, IN NO EVENT SHALL A PARTY BE LIABLE TO THE OTHER PARTY(IES) OR ITS AFFILIATES FOR ANY SPECIAL, PUNITIVE, EXEMPLARY, CONSEQUENTIAL OR INCIDENTAL DAMAGES OR LOSSES OF ANY KIND, NATURE OR DESCRIPTION WHATSOEVER (INCLUDING BUT NOT LIMITED TO LOST PROFITS, LOST REVENUES AND/OR LOST SAVINGS) SUFFERED OR INCURRED BY SUCH PARTY(IES) OR ITS AFFILIATES IN CONNECTION WITH A BREACH OF THIS AGREEMENT BY SUCH OTHER PARTY. ARTICLE 5 TERM AND TERMINATION Section 5.1 This Agreement shall be effective as of the Effective Date and shall continue in effect until the earlier of (a) the last day of the Transition Period, or (b) the termination of this Agreement in accordance with its terms. Such effective period shall be referred to herein as the “Term”. Notwithstanding the foregoing, the parties may, by mutual written agreement, extend the Term of this Agreement for all or certain Transition Services on a month-to-month basis; in which case the definition “Term”, shall be deemed to include such additional period. Section 5.2 This Agreement may be terminated by OpCo or Akanda, at any time and for any reason, by providing not less than five (5) Business Days’ prior written notice given to Flowr. Section 5.3 The termination of this Agreement shall not affect the rights and obligations of the parties arising prior to such termination. Termination under this Article 5 shall relieve and release all parties from any liabilities and obligations under this Agreement other than those specifically set forth in this Article 5, those that survive termination in accordance with Section 6.12 and any and all obligations to indemnify the other parties in accordance with Article 4. Notwithstanding any provision of the Purchase Agreement to the contrary, termination of this Agreement shall not affect the rights and obligations of the parties under the Purchase Agreement. ARTICLE 6 MISCELLANEOUS Section 6.1 Force Majeure. The parties shall not be liable for the failure or delay in performing any obligation under this Agreement (except for the payment of money), if and to the extent such failure or delay is due to (a) acts of God; (b) weather, fire or explosion; (c) war, terrorism, invasion, riot or other civil unrest; (d) governmental laws, orders, restrictions, actions, embargoes or blockades; (f) national or regional emergency, including any pandemics (including the outbreak and impact of the 2019 novel coronavirus disease), epidemics, civil disobedience; (g) injunctions, strikes, lockouts, labor trouble or other industrial disturbances; or (h) any other event which is beyond the reasonable control of the affected party; provided that the party affected shall promptly notify the other of the force majeure condition and shall exert all commercially reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.

- 12 - NATDOCS\62611138\V-5 Section 6.2 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Section 6.3 Independent Contractor. The parties hereto are independent contractors in respect of the Transition Services provided hereunder. Nothing in this agreement is intended or shall be deemed to constitute or create a partnership, agency, franchise, employee/employer, principal/agent or joint venture relationship between the parties. Neither Flowr (or its Affiliates), on the one hand, nor OpCo or Akanda, on the other hand, shall enter into any agreements or make any commitments for the other. Section 6.4 Confidentiality and Public Announcements. (a) Akanda, OpCo and Flowr agree that the terms and conditions set forth in this Agreement are strictly confidential, and that any disclosure made by one party to the other parties in connection with this Agreement is confidential. The parties further agree not to use or disclose in any manner to any other Person this Agreement, the terms hereof or any confidential information disclosed hereunder (all of which shall be regarded as confidential information pursuant to Section 6.6 of the Purchase Agreement) without the express written consent of the other parties. (b) No press release, public announcement, confirmation or other communication to the public or third parties regarding this Agreement or related matters shall be made by any party without the prior written consent of the other parties with respect to the form, content and timing of such press release, public announcement, confirmation or other communication to the public or third parties. Section 6.5 Assignment. This Agreement and the rights and obligations of the parties hereunder shall not be assignable or delegable, in whole or in part, without the consent of the other parties except that all parties shall have the right to assign this Agreement or delegate its duties in whole or in part to any Affiliate. Section 6.6 Entire Agreement. This Agreement, including the Schedules hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and except as expressly otherwise provided herein, supersedes and cancels all previous agreements, negotiations, commitments and writings in respect to the subject matter thereof. Notwithstanding anything to the contrary in the first paragraph of this Section 6.6 or any other provision of this Agreement and the Purchase Agreement shall each stand as independent agreements between the parties, and after the Effective Date each of this Agreement and the Purchase Agreement will remain in full force and effect and this Agreement shall not be deemed superseded or amended thereby. Without limitation of the foregoing, the provisions of the Purchase Agreement and this Agreement with respect to indemnification by Corporation shall both remain independently effective and no such contracts shall be deemed to supersede or limit the indemnification obligations imposed on Corporation by any other, except as may be specifically specified therein. Section 6.7 Successors and Assigns. The terms and conditions of this Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns. Section 6.8 Headings. The headings of the Articles, Sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or affect the construction hereof. Section 6.9 Modification and Waiver. No amendment, modification or alteration of the terms of this Agreement shall be binding unless the same shall be in writing and duly executed by the

- 13 - NATDOCS\62611138\V-5 parties hereto, except that any of the terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party exercising any right, power or privilege hereunder shall operate as a waiver thereof. Section 6.10 Notices. Any notices or demands required by this Agreement shall be given in writing and shall be given by delivery in person, by electronic transmission or other standard forms of written telecommunications, by overnight courier or by registered or certified mail, postage prepaid, if to Flowr: 60 Adelaide Street East, Suite 1000 Toronto, ON M5C 3E4 Attention: John Chou E-mail: john.chou@flowr.ca with a copy (which will not constitute notice) to: Wildeboer Dellelce LLP 365 Bay St. #800 Toronto, ON M5H 2V1 Attention: Jeff Hergott E-mail: jhergott@wildlaw.ca if to OpCo or Akanda, to: c/o 77 King Street West, Suite 400 Toronto-Dominion Centre Toronto, ON M5K 0A1 Attention: Tej Virk E-mail: tej@akandacorp.com with a copy (which will not constitute notice) to: Dentons Canada LLP 77 King Street West, Suite 400 Toronto-Dominion Centre Toronto, ON M5K 0A1 Attention: Eric Foster E-mail: eric.foster@dentons.com or at such other address for a party as shall be specified by like notice. The date of giving any such notice shall be the date of hand delivery, the date sent by electronic transmission or other standard forms of written communications, the day after delivery to the overnight courier service, and the date three days following the posting of the registered or certified mail.

- 14 - NATDOCS\62611138\V-5 Section 6.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute one and the same agreement. Section 6.12 Survival of Certain Provisions. The terms, provisions, representations, and warranties contained in this Agreement that by their sense and context are intended to survive the performance thereof (including Article 3, Article 4 and Section 6.2, Section 6.3, Section 6.4, Section 6.5, Section 6.7, Section 6.9, Section 6.10, Section 6.12, Section 6.13, Section 6.15, Section 6.16, and Section 6.18) by the parties hereunder shall so survive the completion of performance, expiration or termination of this Agreement. Section 6.13 Severability. If any provision of this Agreement is found invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall continue in full force and effect. Section 6.14 Review by Legal Counsel. Each of the parties agrees that it has read and had the opportunity to review this Agreement with its legal counsel. Accordingly, the rule of construction that any ambiguity contained in this Agreement shall be construed against the drafting party shall not apply. Section 6.15 Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any third party, any rights, remedies, obligations or liabilities. Section 6.16 Purchase Agreement. The parties expressly acknowledge and agree that certain provisions of the Purchase Agreement are incorporated by reference herein, or by their terms otherwise apply hereto and further agree that such provisions shall be given full effect in interpreting and enforcing this Agreement. In the event of any inconsistency between this Agreement and the Purchase Agreement, the Purchase Agreement shall control. Section 6.17 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law or at equity. Section 6.18 Further Assurances. Each party agrees to execute such further papers, agreements, documents, instruments and the like as may be necessary or desirable to effect the purpose of this Agreement and to carry out its provisions. [Remainder of this page intentionally left blank. Signature page follows.]

- 15 - NATDOCS\62611138\V-5 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written. THE FLOWR CORPORATION Per: Name: Title: I have the authority to bind the Corporation. RPK BIOPHARMA UNIPESSOAL, LDA. Per: Name: Title: I have the authority to bind the Corporation. AKANDA CORP. Per: Name: Title: I have the authority to bind the Corporation.